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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      June 2, 1999

                           SPEEDWAY MOTORSPORTS, INC.
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             (Exact name of the Registrant as Specified in Charter)

Delaware                           1-13582                  51-0363307
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(State or Other Jurisdiction       (Commission              (IRS Employer
of Incorporation)                  File Number)             Identification No.)

U.S. Highway 29 North, Concord, North Carolina                 28026
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:        (704) 455-3239
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          (Former Name of Former Address, if Changed Since Last Report)


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
ITEM 5. OTHER EVENTS
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    On June 2, 1999, Speedway Motorsports, Inc. (the "Company") issued a press release that is attached to this report on Form 8-K as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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    (c) Exhibits

      Exhibit Number                     Description
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      99.1                               Press Release dated June 2, 1999


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SPEEDWAY MOTORSPORTS, INC.

Date:  June 2, 1999                       By: /s/ William R. Brooks
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                                              William R. Brooks
                                              Vice President, Chief Financial
                                              Officer, Treasurer and Director








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